UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21636
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              First Trust/Aberdeen Global Opportunity Income Fund
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               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
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                      Date of fiscal year end: December 31
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                    Date of reporting period: June 30, 2015
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 JUNE 30, 2015

                              FIRST TRUST/ABERDEEN
                               GLOBAL OPPORTUNITY
                                  INCOME FUND
                                     (FAM)

ABERDEEN

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TABLE OF CONTENTS
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  15
Statement of Operations.....................................................  16
Statements of Changes in Net Assets.........................................  17
Statement of Cash Flows.....................................................  18
Financial Highlights........................................................  19
Notes to Financial Statements...............................................  20
Additional Information......................................................  26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or the Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other material risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2015


Dear Shareholders:

Thank you for your investment in First Trust /Aberdeen Global Opportunity Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended June 30, 2015, including a portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, for the six months covered by this report, some economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices, created volatility in the U.S. and global markets. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates this year.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
"AT A GLANCE"
AS OF JUNE 30, 2015 (UNAUDITED)

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FUND STATISTICS
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Symbol on New York Stock Exchange                               FAM
Common Share Price                                           $10.92
Common Share Net Asset Value ("NAV")                         $12.93
Premium (Discount) to NAV                                    (15.55)%
Net Assets Applicable to Common Shares                 $225,069,294
Current Monthly Distribution per Common Share (1)            $0.090
Current Annualized Distribution per Common Share             $1.080
Current Distribution Rate on Closing Common Share Price (2)    9.89%
Current Distribution Rate on NAV (2)                           8.35%
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COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
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          Common Share Price     NAV
6/14           $14.71           $15.86
                14.37            15.73
                14.45            15.81
                14.45            15.80
7/14            14.63            15.82
                14.15            15.48
                14.07            15.38
                14.26            15.58
                14.31            15.51
8/14            14.42            15.61
                14.34            15.48
                13.98            15.13
                13.98            15.08
9/14            13.92            14.97
                13.39            14.67
                13.43            14.81
                13.24            14.77
                13.50            14.76
10/14           13.40            14.82
                12.97            14.47
                12.94            14.48
                12.98            14.57
11/14           13.03            14.54
                12.48            14.15
                11.91            13.70
                11.97            13.73
12/14           12.01            13.81
                11.98            13.65
                11.98            13.60
                11.99            13.60
                12.02            13.73
1/15            12.05            13.58
                11.94            13.54
                11.85            13.54
                11.89            13.54
2/15            12.00            13.63
                11.65            13.27
                11.45            13.02
                11.49            13.28
3/15            11.66            13.37
                11.55            13.41
                11.63            13.59
                11.67            13.60
4/15            11.71            13.64
                11.73            13.51
                11.59            13.51
                11.67            13.61
                11.67            13.46
5/15            11.59            13.31
                11.20            12.94
                11.03            12.97
                11.03            12.97
                10.94            13.01
6/15            10.92            12.93


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PERFORMANCE
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                                                                                  Average Annual Total Return
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                                      6 Months Ended   1 Year Ended   5 Years Ended   10 Years Ended   Inception (11/23/04)
                                         6/30/15         6/30/15         6/30/15         6/30/15            to 6/30/15
FUND PERFORMANCE (3)
NAV                                       -1.15%          -9.87%          4.43%           6.35%               6.31%
Market Value                              -4.52%         -17.76%          1.82%           5.09%               4.18%

INDEX PERFORMANCE
Blended Index(4)                          -2.01%          -8.57%          3.09%           5.28%               5.20%
Barclays Global Emerging Markets Index     1.49%          -2.27%          6.57%           7.17%               7.51%
Barclays Global Aggregate Index           -3.08%          -7.09%          2.07%           3.54%               3.29%
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                                              % OF TOTAL
TOP 10 HOLDINGS                               INVESTMENTS
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Brazil Notas Do Tesouro Nacional,
   Series F, 10.00%, 1/1/25                       4.8%
Asian Development Bank, 5.50%, 2/15/16            4.6
New Zealand Government Bond, 6.00%, 12/15/17      4.5
Italy Buoni Poliennali Del Tesoro, 7.25%,
   11/1/26                                        3.7
Portugal Obrigacoes do Tesouro OT, 5.65%,
   2/15/24                                        3.6
Province of Manitoba, Canada, 6.38%, 9/1/15       3.4
Treasury Corp. of Victoria, 6.00%, 10/17/22       3.0
Russian Federal Bond - OFZ, 7.05%, 1/19/28        2.9
Italy Buoni Poliennali Del Tesoro, 9.00%,
   11/1/23                                        2.6
Argentina Bonar Bonds, 7.00%, 4/17/17             2.2
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                                     Total       35.3%
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                                              % OF TOTAL
CREDIT QUALITY(6)                             INVESTMENTS
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AAA                                              15.2%
AA+                                               5.0
A                                                 4.9
BBB+                                             19.0
BBB                                               7.2
BBB-                                             10.3
BB+                                              11.2
BB                                                1.7
BB-                                               7.4
B+                                                8.9
B                                                 4.7
CCC                                               0.6
Not Rated                                         3.9
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                                     Total      100.0%
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                                              % OF TOTAL
TOP 10 COUNTRIES(5)                           INVESTMENTS
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Turkey                                            6.6%
Italy                                             6.3
Brazil                                            6.0
Mexico                                            5.7
New Zealand                                       5.6
Russia                                            5.5
Canada                                            5.4
Multinational                                     4.6
Spain                                             3.7
Portugal                                          3.6
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                                     Total       53.0%
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                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
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Sovereigns                                       71.0%
Government Regional                               6.4
Supranationals                                    4.6
Banks                                             3.6
Real Estate                                       1.6
Government Agencies                               1.4
Metals & Mining                                   1.0
Integrated Oils                                   1.0
Exploration & Production                          1.0
Wireless Telecommunications Services              0.8
Consumer Services                                 0.8
Financial Services                                0.8
Construction Materials Manufacturing              0.7
Central Bank                                      0.7
Oil & Gas Services & Equipment                    0.6
Software & Services                               0.6
Consumer Finance                                  0.5
Power Generation                                  0.5
Food & Beverage                                   0.5
Pipeline                                          0.4
Chemicals                                         0.4
Wireline Telecommunications Services              0.3
Refining & Marketing                              0.3
Home Improvement                                  0.2
Supermarkets & Pharmacies                         0.2
Industrial Other                                  0.1
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                                     Total      100.0%
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(1) Most recent distribution paid or declared through 6/30/15. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/15. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended Index consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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PORTFOLIO COMMENTARY
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2015


                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), an SEC-registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOZSEF SZABO
Head of Global Macro

BRETT DIMENT
Head of Emerging Market Debt

KEVIN DALY
Senior Investment Manager, Emerging Market Debt

EDWIN GUTIERREZ
Head of Emerging Market Sovereign Debt

MAX WOLMAN
Senior Investment Manager, Emerging Market Debt

JAMES ATHEY
Investment Manager, Global Macro

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of -1.15% and a market value total return of -4.52% for the six months ended June 30, 2015, compared to the blended index(2) total return of -2.01% over the same period. In addition to this blended index, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2015, for these indexes were as follows: the Barclays Global Emerging Markets Index was 1.49% and the Barclays Global Aggregate Index was -3.08%.

An important factor impacting the return of the Fund relative to the indexes was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders

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(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(2) Blended index consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

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PORTFOLIO COMMENTARY (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2015


to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of changes on Common Share NAV and Common Shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Barclays Global Emerging Markets Index, Barclays Global Aggregate Index and the components of the blended index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.

                           EMERGING MARKET COMMENTARY

MARKET RECAP

Emerging market ("EM") debt performance was mixed over the period. Brief spells of strong performance in January and April were negated by volatility in crude oil prices, speculation over the commencement of U.S. interest rate hikes and increasing fears over a potential Greek exit from the Eurozone. On the other hand, the initiation of the European Central Bank's ("ECB") asset purchase program caused global bond market rates to rally in March (allowing Eurozone bonds to outperform) and limited ripple effects from other factors which may have affected sentiment towards EM debt.

The direction of oil price movements negatively drove sentiment in certain credits but those countries less affected by the volatility of commodity prices have benefitted from yield-hungry investors looking to diversify away from developed markets.

Speculation surrounding the start date for U.S. interest rate hikes also affected sentiment over the period. Disappointing macroeconomic data quickly ruled out the possibility of a June hike. Market conjecture now points to the third or fourth quarter of the year, although no formal groundwork has yet been laid by the U.S. Federal Reserve (the "Fed").

Elsewhere, in Greece, negotiations with the Troika group of official creditors(3) failed and Prime Minister Alexis Tsipras called for a last minute referendum on whether the country should accept further austerity measures. The ECB board member, Benoit Coeure, said that the ECB would moderately frontload its asset purchases due to poor market liquidity during the summer months. This comment was leapt on by the market and triggered a complete unwind of the euro strength witnessed earlier in the period.

Over the period, the JPMorgan Emerging Markets Bond Index - Global Diversified returned 1.67%, with high yield comfortably outperforming investment grade assets, returning 3.13% and 0.54%, respectively. On a country level, Russia (+15.7%), Belize (+12.0%) and Jamaica (+11.3%) performed the best. At the other end of spectrum, Zambia and Ukraine (both -4.0%) performed the worst over the period.

In local currency debt, the JPMorgan Global Bond Index - Emerging Markets Diversified (unhedged in USD) returned -2.96%, with positive bond returns but weak currency performance. On a country level, Russia (+28.9%) was by far the top performer as it rebounded from oversold levels, while the Philippines (+3.4%) and Nigeria (+0.2%) were the only other countries to have positive returns. On the other side, Turkey (-14.0%) and Brazil (-10.1%) had the most negative returns.

PERFORMANCE ANALYSIS - EMERGING MARKETS

The EM debt portion of the Fund outperformed the EM debt portion of its blended index over the period under review. In hard currency debt, the Fund benefitted from overweight positions in Russia, Venezuela and Kazakhstan as well as off-index positioning in the United Arab Emirates. On the other side, an underweight in China, relative to the EM debt portion of the blended index, detracted from the Fund, as did a lack of holdings in the Philippines, Hungary, Lebanon and Poland. In local currency debt, an underweight to Eastern Europe, specifically Romania, Hungary and Poland, was the main contributor to the Fund's performance, while an overweight to Russia was also beneficial. Overweights in Brazil and Mexico detracted from the Fund, while positioning in Turkey was also negative.

During the period, we participated in new U.S. dollar ("USD") 10-year Eurobonds from Tunisia, Egypt and Gabon. We reduced the portfolio's Venezuela position, based on recent good performance, and bought Argentina local-law USD securities. We also reduced the Fund's exposure to Romania, as recent political developments point to a loosening fiscal stance. We reduced some of the Fund's corporate positions, specifically Cementos Pacasmayo, a Peruvian cement company, Bharti Airtel, the Indian telecommunications company and Offshore Drilling Holdings, a Mexican corporate. We also initiated a switch within Russian corporates, preferring Gazprom Neft over Rosneft. In local currency bonds, we switched part of our Brazil nominal bonds into inflation-linked ones. We reduced our Russia holding which has outperformed in 2015 and allowed positions in Egyptian and Serbian treasury bills to mature. In terms of currency allocations, we reduced our Colombian peso and Indonesia rupiah exposure; on the other side, we added to the Fund's Nigerian naira and Turkish lira positions.

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(3)   International Monetary Fund, European Union and ECB.

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PORTFOLIO COMMENTARY (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2015


MARKET AND FUND OUTLOOK - EMERGING MARKETS

In terms of issuance, the first six months of the year have played out much as recent years have suggested - that it is not the mainstream EM countries which are the main drivers of new Eurobond issuance, but the high-yield nations. Investment grade credits are more focused on using their local bond market for their financing needs rather than issue in foreign currency, while high yielding nations do not yet have a sophisticated pension fund system, banking sector or asset management or insurance industry which can absorb large amounts of government treasury bonds or bills. With new bonds this year from such countries as the Dominican Republic, Armenia, Tunisia and Gabon, we do expect this trend in "frontier market" bond growth to continue. We believe the exogenous risks surrounding Greece and U.S. monetary policy will likely continue to keep risk appetite subdued, although we do consider bond valuations attractive at this point in time. Recent credit rating upgrades to Uruguay, Jamaica and an upwards outlook revision in Malaysia indicate the improving nature of certain EM countries, in our opinion.

                          DEVELOPED MARKET COMMENTARY

MARKET RECAP

While not necessarily reflected in the level of U.S. yields (mostly due to low inflation and the on-going saga in Europe), the start of 2015 once again saw investors expecting the U.S. recovery to continue pace. As in 2014, these hopes were destined to be dashed, as cold weather and strike action at certain ports on the west coast of the U.S. conspired to reduce activity levels during the first quarter. Official data showed that, contrary to expectations of around 3.0% growth, the economy had in fact contracted by 0.2%. Putting aside the questions around the accuracy of the seasonal adjustment being used, this was a disappointment to investors and policy makers alike. When the early part of Q2 showed a tepid recovery from this disappointment, the Fed was forced to acknowledge the weakness and subsequently pushed back expectations of a June and possibly even a September hike.

Treasuries went on a 100+ basis point round trip during the first quarter alone as a result of this economic uncertainty. Firstly, Treasuries rallied, reflecting the growth disappointment of early Q1. However because of the weight of short positioning at the time, this move was excessively aggressive with 10-year Treasury yields reaching a low of around 1.64%. This level was quickly opposed by the market given the relatively short blip that a first quarter disappointment represented within a much longer positive trend. 10-year Treasury yields then spent much of the rest of the first half under pressure, as economic data started to steadily improve again and latterly as German bund yields came under intense pressure. The benchmark 10-year Treasury subsequently closed the first half of 2015 at a yield of 2.35%, a rise of just over 15 basis points from the turn of the year; however that small rise masks the roundabout journey undertaken.

The story in Europe was, for a large proportion of the period, the reverse of that witnessed in the U.S. Firstly, the ECB finally relented and announced a full-scale quantitative easing ("QE") program with purchases of government and agency debt in the amount of EUR 60bn per month until at least September 2016. This saw yields across the Eurozone fall precipitously in the weeks after the announcement and the euro continue to slide against all major currencies. Furthermore, the growth data emanating from the region was universally positive, reflecting the on-going cyclical recovery and the impact of the ECB's easing measures of 2014.

The euro subsequently reached a low of 1.05 versus the USD and 10-year German bund yields hit a record low of 0.05%. Those levels proved to be too much for some, especially given the recovery in activity and inflation data witnessed through Q1, and in a few volatile and aggressive trading sessions over a few short weeks, German bund yields rose precipitously to reach an intraday high of just over 1%. The euro strengthened too, with the EUR-USD exchange rate reaching
1.15 at one point.

The latter part of the period however was dominated by Greece. The Greek general election in late January returned a majority for the coalition of left-wing Syriza and the right-wing Independent Greeks. Both parties campaigned on a pro-euro / anti-austerity ticket. While the result was met with some raised eyebrows, the market reaction was initially rather benign, as investors prepared to learn more when negotiations to secure the release of the final tranche of bailout money began. The reality proved to be rather more volatile, embittered and self-defeating than most had hoped. The lengthy, public and, at times, acrimonious negotiations ended with no deal having been agreed, the Greek economy on its knees with the small primary fiscal surplus wiped out and a banking system unable to cope with public withdrawals without support from the ECB via the Emergency Liquidity Assistance ("ELA"). With payment deadlines looming and capital controls an inevitability, the period drew to a close with Greece perilously close to a messy exit from the currency union. The euro subsequently resumed its decline, although in a controlled manner, and German bund yields fell by around 20 basis points to end the period at around 0.8%.

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PORTFOLIO COMMENTARY (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2015


The U.K. did not experience the same level of disappointment as the U.S. in Q1, leading to a small underperformance of gilts at the start of the year. Very soon after the first quarter however, attention turned to the looming general election scheduled for the 7th of May. Results from the earliest polls suggested a high likelihood of a hung Parliament and this picture did not really change right up to voting day. With investors struggling to interpret the various potential outcomes and their likely impact on markets, it was with a certain sense of trepidation that we awaited the first exit polls. In the end, the fear was misplaced and the result was far more decisive than had been suggested by any of the polls. The incumbent Conservative party was returned with an outright majority, quelling fears of policy paralysis and raising two main issues for the following months. Firstly, the government would be able to proceed with its austerity agenda without having to water down measures to appease a more left-leaning coalition partner. Secondly, the Tory's pledge to provide an in-out referendum on Britain's EU membership was now a policy reality. Neither of these outcomes had a dramatic impact on markets, although it remains to be seen whether we will see any lasting impact on either the economy or financial markets from a potential "Brexit."

Both Australia and New Zealand battled their own demons during the first half of 2015, with the end result being an easing of policy from both central banks. Australia continues to struggle with its on-going rebalance away from a mining and mining-investment driven economy. Continued weakness in China and in commodity prices continued to provide meaningful headwinds and with the government struggling to return its fiscal balance to surplus, consumer confidence took a hit. This led to 25 basis point cuts in the official cash rate at the February and May Reserve Bank of Australia meetings.

The New Zealand problem was very similar in nature but had been heightened by the Reserve Bank of New Zealand's ("RBNZ") rather bold decision to hike rates by 100 basis points during 2014. Growth data initially sustained its momentum but inflation data continued to disappoint the RBNZ and when activity data also slowed later in the period along with key commodity prices such as milk powder, they were forced into action with a 25 basis point cut in June. It is expected that they will need to cut at least once more.

PERFORMANCE ANALYSIS - DEVELOPED MARKETS

The developed market portion of the Fund underperformed the developed market portion of the blended index. The portfolio's investments continued to be concentrated in Australia, New Zealand, and the Eurozone relative to underweight positions in the U.S. and Japan.

Performance was dominated by the relative performances of currencies as overweights to the New Zealand and Australian dollars were a major drag, although both were offset somewhat by beneficial moves in interest rates. The main positives for performance were our underweight duration positions in the U.S. and Japan along with our preference for the USD. Our preference for long maturity assets in the Eurozone was also a detractor.

MARKET AND FUND OUTLOOK - DEVELOPED MARKETS

The events in Greece and China have once again shifted investor focus away from economic growth, inflation and monetary policy. The events in Greece have proven to be more volatile than many, including ourselves, expected and while a more long-term solution is still likely to be found, there is still some way to go and political and headline risks will remain a feature of the landscape for some time. We still believe in the cyclical recoveries in the U.S. and UK and believe that we are steadily approaching the first tightening from the Fed and subsequently the Bank of England.

This is in contradistinction to the Eurozone, Japan and the Antipodean economies, where the recoveries are in their infancies and still prone to internal and external shocks. We believe policy there will remain easy by necessity and therefore markets are likely to ebb and flow, as the economic cycles play out over different time horizons.

With the Fed still the most likely first mover in the slow and measured normalization of policy rates, we believe the U.S. dollar will remain the dominant performer in global currency markets.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2015 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED         VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY    (US DOLLARS)
----------------  ---------------------------------------------------------  ----------  ------------  -------------
FOREIGN SOVEREIGN BONDS AND NOTES - 106.3%

                  ARGENTINA - 2.9%
       6,690,000  Argentina Bonar Bonds (USD)..............................     7.00%      04/17/17    $   6,449,903
                                                                                                       -------------
                  ARMENIA - 1.0%
       2,257,000  Republic of Armenia (USD) (b)............................     6.00%      09/30/20        2,221,791
                                                                                                       -------------
                  AUSTRALIA - 4.0%
       9,800,000  Treasury Corp. of Victoria (AUD).........................     6.00%      10/17/22        9,060,787
                                                                                                       -------------
                  BRAZIL - 6.3%
      51,190,000  Brazil Notas do Tesouro Nacional, Series F (BRL).........    10.00%      01/01/25       14,272,928
                                                                                                       -------------
                  CANADA - 7.2%
       5,000,000  Canadian Government Bond (CAD)...........................     8.00%      06/01/23        5,962,650
      15,000,000  Province of Manitoba, Canada (NZD).......................     6.38%      09/01/15       10,220,612
                                                                                                       -------------
                                                                                                          16,183,262
                                                                                                       -------------
                  CHILE - 0.4%
         950,000  Empresa Nacional del Petroleo (USD) (b)..................     4.38%      10/30/24          952,116
                                                                                                       -------------
                  COLOMBIA - 2.7%
   3,122,000,000  Colombia Government International Bond (COP).............     7.75%      04/14/21        1,324,793
  10,080,000,000  Colombia Government International Bond (COP).............     9.85%      06/28/27        4,766,808
                                                                                                       -------------
                                                                                                           6,091,601
                                                                                                       -------------
                  COSTA RICA - 0.5%
       1,200,000  Costa Rica Government International Bond (USD)...........     4.25%      01/26/23        1,113,600
                                                                                                       -------------
                  CROATIA - 2.1%
       3,580,000  Croatia Government International Bond (USD)..............     6.63%      07/14/20        3,932,952
         749,000  Croatia Government International Bond (USD)..............     6.00%      01/26/24          795,627
                                                                                                       -------------
                                                                                                           4,728,579
                                                                                                       -------------
                  DOMINICAN REPUBLIC - 2.1%
         700,000  Dominican Republic International Bond (USD)..............     7.50%      05/06/21          789,250
       1,760,000  Dominican Republic International Bond (USD)..............     5.88%      04/18/24        1,834,800
       1,720,000  Dominican Republic International Bond (USD)..............     8.63%      04/20/27        2,068,300
                                                                                                       -------------
                                                                                                           4,692,350
                                                                                                       -------------
                  EGYPT - 0.9%
       2,070,000  Egypt Government International Bond (USD) (b)............     5.88%      06/11/25        2,026,530
                                                                                                       -------------

                  ETHIOPIA - 1.3%
       2,370,000  Federal Democratic Republic of Ethiopia (USD) (b)........     6.63%      12/11/24        2,348,670
         650,000  Federal Democratic Republic of Ethiopia (USD)............     6.63%      12/11/24          644,150
                                                                                                       -------------
                                                                                                           2,992,820
                                                                                                       -------------
                  GABON - 0.2%
         470,000  Gabonese Republic (USD) (b)..............................     6.95%      06/16/25          467,650
                                                                                                       -------------
                  GEORGIA - 0.6%
       1,300,000  Georgian Oil and Gas Corp. JSC (USD) (b).................     6.88%      05/16/17        1,316,250
                                                                                                       -------------
                  GHANA - 1.3%
       1,300,000  Republic of Ghana (USD) (b)..............................     8.13%      01/18/26        1,186,510
       1,840,000  Republic of Ghana (USD)..................................     8.13%      01/18/26        1,679,368
                                                                                                       -------------
                                                                                                           2,865,878
                                                                                                       -------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2015 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED         VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY    (US DOLLARS)
----------------  ---------------------------------------------------------  ----------  ------------  -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  HONDURAS - 1.1%
       2,360,000  Honduras Government International Bond (USD) (b).........     7.50%      03/15/24    $   2,564,529
                                                                                                       -------------
                  HUNGARY - 1.0%
     539,930,000  Hungary Government Bond (HUF)............................     5.50%      06/24/25        2,158,949
                                                                                                       -------------
                  INDONESIA - 2.7%
       1,750,000  Indonesia Government International Bond (USD) (b)........     5.88%      01/15/24        1,938,125
  34,014,000,000  Indonesia Treasury Bond (IDR)............................     8.38%      03/15/34        2,556,781
       1,600,000  Pertamina Persero PT (USD) (b)...........................     4.30%      05/20/23        1,536,000
                                                                                                       -------------
                                                                                                           6,030,906
                                                                                                       -------------
                  IRAQ - 1.2%
       3,360,000  Republic of Iraq (USD)...................................     5.80%      01/15/28        2,733,696
                                                                                                       -------------
                  ITALY - 8.4%
       4,650,000  Italy Buoni Poliennali Del Tesoro (EUR)..................     9.00%      11/01/23        7,865,259
       6,800,000  Italy Buoni Poliennali Del Tesoro (EUR)..................     7.25%      11/01/26       11,031,605
                                                                                                       -------------
                                                                                                          18,896,864
                                                                                                       -------------
                  IVORY COAST - 1.3%
         900,000  Ivory Coast Government International Bond (USD) (b)......     6.38%      03/03/28          882,000
       2,230,000  Ivory Coast Government International Bond (USD)..........     5.75%      12/31/32        2,113,371
                                                                                                       -------------
                                                                                                           2,995,371
                                                                                                       -------------
                  KAZAKHSTAN - 1.9%
       4,440,000  Kazakhstan Government International Bond (USD) (b).......     3.88%      10/14/24        4,195,800
                                                                                                       -------------
                  KENYA - 0.5%
       1,180,000  Kenya Government International Bond (USD)................     6.88%      06/24/24        1,203,104
                                                                                                       -------------
                  MEXICO - 5.0%
      29,400,000  Mexican Bonos (MXN)......................................     6.50%      06/09/22        1,942,514
      20,000,000  Mexican Bonos (MXN)......................................    10.00%      12/05/24        1,632,512
      74,570,000  Mexican Bonos (MXN)......................................     8.50%      11/18/38        5,698,723
      26,465,866  Mexican Udibonos, Inflation Adjusted Bond (MXN) (c)......     4.50%      11/22/35        1,950,659
                                                                                                       -------------
                                                                                                          11,224,408
                                                                                                       -------------
                  MONGOLIA - 1.5%
       2,130,000  Development Bank of Mongolia LLC (USD)...................     5.75%      03/21/17        2,098,050
       1,500,000  Mongolia Government International Bond (USD).............     5.13%      12/05/22        1,361,250
                                                                                                       -------------
                                                                                                           3,459,300
                                                                                                       -------------
                  NEW ZEALAND - 7.5%
      18,630,000  New Zealand Government Bond (NZD)........................     6.00%      12/15/17       13,563,974
       4,100,000  New Zealand Government Bond (NZD)........................     6.00%      05/15/21        3,208,216
                                                                                                       -------------
                                                                                                          16,772,190
                                                                                                       -------------
                  NIGERIA - 2.3%
     980,850,000  Nigeria Government Bond (NGN)............................    16.00%      06/29/19        5,099,632
                                                                                                       -------------
                  POLAND - 1.2%
       5,650,000  Poland Government Bond (PLN).............................     4.00%      10/25/23        1,593,345
       2,980,000  Poland Government Bond (PLN).............................     5.75%      04/25/29          992,356
                                                                                                       -------------
                                                                                                           2,585,701
                                                                                                       -------------
                  PORTUGAL - 4.7%
       7,830,000  Portugal Obrigacoes do Tesouro OT (EUR) (b)..............     5.65%      02/15/24       10,671,821
                                                                                                       -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2015 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED         VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY    (US DOLLARS)
----------------  ---------------------------------------------------------  ----------  ------------  -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  ROMANIA - 1.4%
       2,680,000  Romanian Government International Bond (USD).............     6.75%      02/07/22    $   3,138,950
                                                                                                       -------------
                  RUSSIA - 4.3%
     638,775,000  Russian Federal Bond - OFZ (RUB).........................     7.05%      01/19/28        8,739,243
         600,000  Russian Foreign Bond - Eurobond (USD)....................     4.88%      09/16/23          596,400
         400,000  Russian Foreign Bond - Eurobond (USD)....................     5.88%      09/16/43          387,296
                                                                                                       -------------
                                                                                                           9,722,939
                                                                                                       -------------
                  RWANDA - 0.9%
         510,000  Rwanda International Government Bond (USD) (b)...........     6.63%      05/02/23          515,100
       1,440,000  Rwanda International Government Bond (USD)...............     6.63%      05/02/23        1,454,400
                                                                                                       -------------
                                                                                                           1,969,500
                                                                                                       -------------
                  SENEGAL - 0.7%
       1,440,000  Senegal Government International Bond (USD)..............     8.75%      05/13/21        1,613,088
                                                                                                       -------------
                  SERBIA - 1.9%
       4,030,000  Republic of Serbia (USD).................................     5.25%      11/21/17        4,183,543
                                                                                                       -------------
                  SOUTH AFRICA - 4.7%
         680,000  Eskom Holdings SOC Ltd. (USD) (b)........................     6.75%      08/06/23          692,736
       1,800,000  Eskom Holdings SOC Ltd. (USD)............................     6.75%      08/06/23        1,827,144
      54,930,000  South Africa Government Bond (ZAR).......................    10.50%      12/21/26        5,258,669
      35,370,000  South Africa Government Bond (ZAR).......................     8.00%      01/31/30        2,745,356
                                                                                                       -------------
                                                                                                          10,523,905
                                                                                                       -------------
                  SPAIN - 4.9%
       4,000,000  Spain Government Bond (EUR)..............................     6.00%      01/31/29        6,081,830
       3,300,000  Spain Government Bond (EUR) (b)..........................     5.15%      10/31/44        4,922,260
                                                                                                       -------------
                                                                                                          11,004,090
                                                                                                       -------------
                  TANZANIA - 0.5%
       1,150,000  Tanzania Government International Bond (USD) (d).........     6.40%      03/09/20        1,171,563
                                                                                                       -------------
                  TURKEY - 7.9%
       6,600,000  Turkey Government Bond (TRY).............................     6.30%      02/14/18        2,288,366
      13,870,000  Turkey Government Bond (TRY).............................    10.40%      03/20/24        5,571,081
       4,930,000  Turkey Government Bond (TRY).............................     9.00%      07/24/24        1,827,527
       5,460,000  Turkey Government Bond (TRY).............................     8.00%      03/12/25        1,886,482
       4,463,597  Turkey Government Bond, Inflation
                     Adjusted Bond (TRY) (c)...............................     3.00%      02/23/22        1,713,758
       4,120,000  Turkey Government International Bond (USD)...............     6.25%      09/26/22        4,593,553
                                                                                                       -------------
                                                                                                          17,880,767
                                                                                                       -------------
                  UNITED ARAB EMIRATES - 1.1%
       1,990,000  Emirate of Dubai Government International Bonds (USD)....     7.75%      10/05/20        2,436,258
                                                                                                       -------------
                  UNITED KINGDOM - 2.1%
       2,230,000  United Kingdom Gilt (GBP)................................     4.25%      12/07/49        4,768,140
                                                                                                       -------------
                  URUGUAY - 1.7%
         655,000  Uruguay Government International Bond (USD)..............     7.63%      03/21/36          876,062
      76,328,796  Uruguay Government International Bond,
                     Inflation Adjusted Bond (UYU) (c).....................     5.00%      09/14/18        2,883,125
                                                                                                       -------------
                                                                                                           3,759,187
                                                                                                       -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2015 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED         VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY    (US DOLLARS)
----------------  ---------------------------------------------------------  ----------  ------------  -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  ZAMBIA - 0.4%
       1,000,000  Zambia Government International Bond (USD) (b)...........     8.50%      04/14/24    $   1,006,875
                                                                                                       -------------
                  TOTAL FOREIGN SOVEREIGN BONDS AND NOTES............................................    239,207,121
                  (Cost $258,939,917)                                                                  -------------

FOREIGN CORPORATE BONDS AND NOTES (e) - 26.2%

                  BANGLADESH - 0.4%
       1,000,000  Banglalink Digital Communications Ltd. (USD) (b).........     8.63%      05/06/19        1,015,000
                                                                                                       -------------
                  BRAZIL - 1.6%
       1,323,000  Marfrig Overseas Ltd. (USD)..............................     9.50%      05/04/20        1,358,324
       1,550,000  OAS Finance Ltd. (USD) (b) (g) (h) (i)...................     8.88%        (f)             323,950
         460,000  OAS Investments GmbH (USD) (b) (h) (i)...................     8.25%      10/19/19           96,140
       2,150,188  QGOG Atlantic/Alaskan Rigs Ltd. (USD)....................     5.25%      07/30/18        1,929,793
                                                                                                       -------------
                                                                                                           3,708,207
                                                                                                       -------------
                  CHINA - 0.5%
       1,020,000  Country Garden Holdings Co., Ltd. (USD)..................     7.50%      03/09/20        1,055,050
                                                                                                       -------------
                  COLOMBIA - 0.7%
       1,790,000  Pacific Rubiales Energy Corp. (USD) (b)..................     5.38%      01/26/19        1,474,960
                                                                                                       -------------
                  DOMINICAN REPUBLIC - 0.6%
       1,350,000  AES Andres Dominicana, Ltd. / Itabo Dominicana,
                     Ltd. (USD)............................................     9.50%      11/12/20        1,431,000
                                                                                                       -------------
                  GUATEMALA - 1.2%
         980,000  Comcel Trust via Comunicaciones Celulares SA (USD) (b)...     6.88%      02/06/24        1,033,900
       1,550,000  Industrial Subordinated Trust (USD)......................     8.25%      07/27/21        1,681,905
                                                                                                       -------------
                                                                                                           2,715,805
                                                                                                       -------------
                  HONG KONG - 0.5%
       1,020,000  Shimao Property Holdings Ltd. (USD)......................     8.38%      02/10/22        1,066,574
                                                                                                       -------------
                  INDIA - 0.9%
       1,040,000  ABJA Investment Co. Pte Ltd. (USD).......................     5.95%      07/31/24        1,044,290
       1,000,000  ICICI Bank Ltd. (USD) (g)................................     6.38%      04/30/22        1,032,910
                                                                                                       -------------
                                                                                                           2,077,200
                                                                                                       -------------
                  KAZAKHSTAN - 0.6%
       1,500,000  Zhaikmunai LLP (USD) (b).................................     7.13%      11/13/19        1,434,375
                                                                                                       -------------
                  MEXICO - 2.5%
       1,050,000  Alfa SAB de CV (USD).....................................     6.88%      03/25/44        1,078,560
         850,000  CEMEX Espana S.A. (USD)..................................     9.88%      04/30/19          934,320
         460,000  Cemex Finance, LLC (USD) (b).............................     9.38%      10/12/22          514,625
       1,640,000  Sixsigma Networks Mexico S.A. de CV (USD) (b)............     8.25%      11/07/21        1,699,368
         405,000  Southern Copper Corp. (USD)..............................     3.88%      04/23/25          391,084
       1,130,000  Unifin Financiera SAPI de CV SOFOM ENR (USD).............     6.25%      07/22/19        1,122,938
                                                                                                       -------------
                                                                                                           5,740,895
                                                                                                       -------------
                  MOZAMBIQUE - 1.1%
       2,550,000  EMATUM Via Mozambique EMATUM Finance
                     2020 BV (USD).........................................     6.31%      09/11/20        2,382,975
                                                                                                       -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2015 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED         VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY    (US DOLLARS)
----------------  ---------------------------------------------------------  ----------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (e) (CONTINUED)

                  NIGERIA - 1.2%
       1,200,000  Diamond Bank PLC (USD) (b)...............................     8.75%      05/21/19    $   1,158,600
       1,520,000  Zenith Bank PLC (USD) (b)................................     6.25%      04/22/19        1,468,700
                                                                                                       -------------
                                                                                                           2,627,300
                                                                                                       -------------
                  PARAGUAY - 0.9%
       1,900,000  Banco Regional SAECA (USD) (b)...........................     8.13%      01/24/19        2,049,625
                                                                                                       -------------
                  PERU - 0.6%
         625,000  InRetail Consumer (USD) (b)..............................     5.25%      10/10/21          646,094
         730,000  Union Andina de Cementos SAA (USD).......................     5.88%      10/30/21          740,037
                                                                                                       -------------
                                                                                                           1,386,131
                                                                                                       -------------
                  RUSSIA - 3.0%
       1,560,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD)..........     7.75%      04/28/21        1,547,520
       1,640,000  Evraz Group S.A. (USD) (b)...............................     6.50%      04/22/20        1,491,580
       1,350,000  Lukoil International Finance BV (USD)....................     4.56%      04/24/23        1,208,250
       1,170,000  Sberbank of Russia Via SB Capital SA (USD)...............     6.13%      02/07/22        1,131,975
       1,350,000  Vimpel Communications Via VIP Finance
                     Ireland Ltd., OJSC (USD)..............................     7.75%      02/02/21        1,368,563
                                                                                                       -------------
                                                                                                           6,747,888
                                                                                                       -------------
                  SUPRANATIONALS - 6.2%
      17,600,000  Asian Development Bank (AUD).............................     5.50%      02/15/16       13,853,470
                                                                                                       -------------
                  TUNISIA - 0.9%
       2,100,000  Banque Centrale de Tunisie SA (USD) (b)..................     5.75%      01/30/25        2,058,000
                                                                                                       -------------
                  TURKEY - 0.9%
         750,000  Arcelik AS (USD) (b).....................................     5.00%      04/03/23          721,215
       1,150,000  Yasar Holdings AS (USD) (b)..............................     8.88%      05/06/20        1,219,000
                                                                                                       -------------
                                                                                                           1,940,215
                                                                                                       -------------
                  UNITED ARAB EMIRATES - 1.1%
       2,270,000  Jafz Sukuk Ltd. (USD)....................................     7.00%      06/19/19        2,585,326
                                                                                                       -------------
                  VENEZUELA - 0.8%
       2,470,000  Petroleos de Venezuela S.A. (USD)........................     8.50%      11/02/17        1,704,300
                                                                                                       -------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES............................................     59,054,296
                  (Cost $60,428,628)                                                                   -------------

U.S. GOVERNMENT BONDS AND NOTES - 0.5%

                  UNITED STATES - 0.5%
       1,000,000  United States Treasury Note (USD)........................     3.75%      11/15/43        1,125,000
                                                                                                       -------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES..............................................      1,125,000
                  (Cost $1,168,640)                                                                    -------------

                  TOTAL INVESTMENTS - 133.0%.........................................................    299,386,417
                  (Cost $320,537,185) (j)

                  OUTSTANDING LOANS - (42.9%)........................................................    (96,507,481)

                  NET OTHER ASSETS AND LIABILITIES - 9.9%............................................     22,190,358
                                                                                                       -------------
                  NET ASSETS - 100.0%................................................................  $ 225,069,294
                                                                                                       =============


                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2015 (UNAUDITED)

-----------------------------

(a) All of the securities within the Portfolio of Investments are available to serve as collateral for the outstanding loans.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc., the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2015, securities noted as such amounted to $57,849,895 or 25.70% of net assets.

(c) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(d) Floating rate security. The interest rate shown reflects the rate in effect at June 30, 2015.

(e) Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Fund's investment sub-advisor.

(f)   Perpetual maturity.

(g) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(h)   This issuer is in default and interest is not being accrued by the Fund.

(i)   This company has filed for protection in a Sao Paulo state court.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,210,129 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $28,360,897.

Currency Abbreviations:
      AUD Australian Dollar                 MXN Mexican Peso
      BRL Brazilian Real                    NGN Nigerian Naira
      CAD Canadian Dollar                   NZD New Zealand Dollar
      COP Colombian Peso                    PLN Polish Zloty
      EUR Euro                              RUB Russian Ruble
      GBP British Pound Sterling            TRY Turkish Lira
      HUF Hungarian Forint                  USD United States Dollar
      IDR Indonesian Rupiah                 UYU Uruguayan Peso
      INR Indian Rupee                      ZAR South African Rand


Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2015 (UNAUDITED)


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE

                                                                                             LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1         SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT           QUOTED          OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                              6/30/2015          PRICES            INPUTS           INPUTS
---------------------------------------------------    -------------    --------------    --------------    ------------
Foreign Sovereign Bonds and Notes*.................    $ 239,207,121    $           --    $  239,207,121    $         --
Foreign Corporate Bonds and Notes*.................       59,054,296                --        59,054,296              --
U.S. Government Bonds and Notes*...................        1,125,000                --         1,125,000              --
                                                       -------------    --------------    --------------    ------------
Total Investments..................................      299,386,417                --       299,386,417              --
Forward Foreign Currency Contracts**...............        3,533,800                --         3,533,800              --
                                                       -------------    --------------    --------------    ------------
Total..............................................    $ 302,920,217    $           --    $  302,920,217    $         --
                                                       =============    ==============    ==============    ============

                                                   LIABILITIES TABLE

                                                                                             LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1         SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT           QUOTED          OBSERVABLE      UNOBSERVABLE
                                                         6/30/2015          PRICES            INPUTS           INPUTS
---------------------------------------------------    -------------    --------------    --------------    ------------
Forward Foreign Currency Contracts**...............    $    (777,997)   $           --    $     (777,997)   $         --
                                                       =============    ==============    ==============    ============

*     See the Portfolio of Investments for country breakout.

** See the Forward Foreign Currency Contracts for contract and currency detail.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at June 30, 2015.

-------------------------------------------
CURRENCY EXPOSURE               % OF TOTAL
DIVERSIFICATION                INVESTMENTS+
-------------------------------------------
USD                               59.9%
EUR                                9.0
BRL                                4.8
AUD                                3.3
MXN                                3.2
TRY                                3.1
RUB                                2.9
ZAR                                2.7
CAD                                2.0
NGN                                1.7
GBP                                1.6
INR                                1.3
UYU                                1.0
PLN                                0.9
IDR                                0.8
HUF                                0.7
COP                                0.6
NZD                                0.5
-------------------------------------------
                       Total     100.0%
                                 ======

+     The weightings include the impact of currency forwards.


                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2015 (UNAUDITED)


FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements).

                                           FORWARD FOREIGN CURRENCY CONTRACTS
                              ------------------------------------------------------------
                                                                              PURCHASE            SALE          UNREALIZED
 SETTLEMENT                          AMOUNT                AMOUNT           VALUE AS OF       VALUE AS OF      APPRECIATION
    DATE       COUNTERPARTY       PURCHASED (a)           SOLD (a)           12/31/2014        12/31/2014     (DEPRECIATION)
------------  --------------  ---------------------  -------------------  ----------------  ----------------  --------------
  07/16/15         GS         CAD           200,000  USD         158,499   $    160,093      $    158,499      $     1,594
  07/16/15         CIT        EUR           491,158  USD         523,000        547,685           523,000           24,685
  08/28/15         JPM        INR       257,442,000  USD       3,967,972      3,996,401         3,967,972           28,429
  07/16/15         UBS        MXN         1,011,000  USD          65,851         64,248            65,851           (1,603)
  07/16/15         BAR        NZD        10,965,000  USD       7,632,342      7,419,705         7,632,342         (212,637)
  07/16/15         UBS        NZD           902,000  USD         627,850        610,358           627,850          (17,492)
  07/16/15         JPM        USD        13,066,451  AUD      17,064,000     13,066,451        13,153,495          (87,044)
  08/28/15         CIT        USD         4,254,226  COP  10,588,769,000      4,254,226         4,038,643          215,583
  07/16/15         BAR        USD         8,884,157  EUR       8,309,000      8,884,157         9,265,278         (381,121)
  07/16/15         DB         USD         3,683,615  EUR       3,306,000      3,683,615         3,686,486           (2,871)
  07/16/15         UBS        USD         1,466,479  EUR       1,382,000      1,466,479         1,541,054          (74,575)
  07/16/15         DB         USD         1,788,118  MXN      27,139,000      1,788,118         1,724,652           63,466
  07/16/15         RBC        USD        33,776,128  NZD      45,186,000     33,776,128        30,576,085        3,200,043
  07/16/15         CIT        USD         4,070,556  TRY      10,965,000      4,070,556         4,071,210             (654)
                                                                                                               -----------
Net Unrealized Appreciation (Depreciation)..................................................................   $ 2,755,803
                                                                                                               ===========

(a)   Please see Portfolio of Investments for currency descriptions.

See Note 2D - Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts' assets and liabilities on a gross basis.

Counterparty Abbreviations:
     BAR   Barclays Bank
     CIT   Citibank, NA
     DB    Deutsche Bank
     GS    Goldman Sachs
     JPM   JPMorgan Chase
     RBC   Royal Bank of Canada
     UBS   UBS


Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2015 (UNAUDITED)

ASSETS:
Investments, at value
(Cost $320,537,185)...........................................................................    $ 299,386,417
Cash..........................................................................................       14,357,174
Foreign currency (Cost $437,297)..............................................................          435,406
Unrealized appreciation on forward foreign currency contracts.................................        3,533,800
Receivables:
   Interest...................................................................................        5,417,171
Prepaid expenses..............................................................................           15,825
                                                                                                  -------------
   Total Assets...............................................................................      323,145,793
                                                                                                  -------------
LIABILITIES:
Outstanding loans.............................................................................       96,507,481
Unrealized depreciation on forward foreign currency contracts.................................          777,997
Payables:
   Investment securities purchased............................................................          285,315
   Investment advisory fees...................................................................          265,518
   Custodian fees.............................................................................          140,305
   Audit and tax fees.........................................................................           33,807
   Deferred Indonesian capital gain tax.......................................................           28,216
   Administrative fees........................................................................           21,179
   Transfer agent fees........................................................................            4,924
   Interest and fees on loan..................................................................            4,910
   Printing fees..............................................................................            3,619
   Financial reporting fees...................................................................              771
   Trustees' fees and expenses................................................................              162
Other liabilities.............................................................................            2,295
                                                                                                  -------------
   Total Liabilities..........................................................................       98,076,499
                                                                                                  -------------
NET ASSETS....................................................................................    $ 225,069,294
                                                                                                  =============
NET ASSETS CONSIST OF:
Paid-in capital...............................................................................    $ 269,411,831
Par value.....................................................................................          174,102
Accumulated net investment income (loss)......................................................      (11,297,582)
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions.................................................      (18,029,520)
Net unrealized appreciation (depreciation) on investments, forward foreign
  currency contracts and foreign currency translation.........................................      (15,189,537)
                                                                                                  -------------
NET ASSETS....................................................................................    $ 225,069,294
                                                                                                  =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..........................    $       12.93
                                                                                                  =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...       17,410,203
                                                                                                  =============


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2015 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $20,385)..........................................    $  10,022,546
Other.........................................................................................              176
                                                                                                  -------------
   Total investment income....................................................................       10,022,722
                                                                                                  -------------
EXPENSES:
Investment advisory fees......................................................................        1,636,567
Interest and fees on outstanding loans........................................................          439,880
Custodian fees................................................................................          196,886
Administrative fees...........................................................................           49,921
Printing fees.................................................................................           31,921
Audit and tax fees............................................................................           28,860
Transfer agent fees...........................................................................           19,942
Trustees' fees and expenses...................................................................            9,500
Legal fees....................................................................................            7,815
Financial reporting fees......................................................................            4,625
Other.........................................................................................           41,314
                                                                                                  -------------
   Total expenses.............................................................................        2,467,231
                                                                                                  -------------
NET INVESTMENT INCOME (LOSS)..................................................................        7,555,491
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments................................................................................       (5,000,216)
   Forward foreign currency contracts.........................................................          180,058
   Foreign currency transactions..............................................................       (9,302,594)
                                                                                                  -------------
Net realized gain (loss)......................................................................      (14,122,752)
                                                                                                  -------------
Net change in unrealized appreciation (depreciation) on:
   Investments................................................................................          252,902
   Forward foreign currency contracts.........................................................          847,754
   Foreign currency translation...............................................................        1,186,185
Net change in deferred Indonesian capital gains tax...........................................          (11,563)
                                                                                                  -------------
Net change in unrealized appreciation (depreciation)..........................................        2,275,278
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................................      (11,847,474)
                                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................    $  (4,291,983)
                                                                                                  =============


Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE
                                                                                          SIX MONTHS       FOR THE
                                                                                            ENDED            YEAR
                                                                                          6/30/2015         ENDED
                                                                                         (UNAUDITED)      12/31/2014
                                                                                        --------------  --------------
OPERATIONS:
Net investment income (loss).........................................................   $    7,555,491  $   17,900,207
Net realized gain (loss).............................................................      (14,122,752)      1,304,874
Net change in unrealized appreciation (depreciation).................................        2,275,278     (22,402,188)
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from operations......................       (4,291,983)     (3,197,107)
                                                                                        --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................      (10,446,122)    (12,302,883)
Net realized gain....................................................................               --      (2,263,326)
Return of capital....................................................................               --      (9,111,667)
                                                                                        --------------  --------------
Total distributions to shareholders..................................................      (10,446,122)    (23,677,876)
                                                                                        --------------  --------------
Total increase (decrease) in net assets..............................................      (14,738,105)    (26,874,983)

NET ASSETS:
Beginning of period..................................................................      239,807,399     266,682,382
                                                                                        --------------  --------------
End of period........................................................................   $  225,069,294  $  239,807,399
                                                                                        ==============  ==============
Accumulated net investment income (loss) at end of period............................   $  (11,297,582) $   (8,406,951)
                                                                                        ==============  ==============
COMMON SHARES:
Common Shares at end of period.......................................................       17,410,203      17,410,203
                                                                                        ==============  ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2015 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................    $  (4,291,983)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments...................................................     (100,187,976)
     Sales, maturities and paydowns of investments..............................      102,924,468
     Net amortization/accretion of premiums/discounts on investments............          153,569
     Net realized gain/loss on investments......................................        5,000,216
     Net realized gain/loss on foreign currency transactions (a)................       12,885,009
     Net change in unrealized appreciation/depreciation on forward foreign
         currency contracts.....................................................         (847,754)
     Net change in unrealized appreciation/depreciation on investments..........         (252,902)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable............................................          763,948
     Increase in prepaid expenses...............................................          (11,887)
     Decrease in interest and fees on loan payable..............................           (5,354)
     Decrease in investment advisory fees payable...............................          (22,611)
     Decrease in audit and tax fees payable.....................................          (24,393)
     Decrease in legal fees payable.............................................           (3,774)
     Decrease in printing fees payable..........................................          (19,279)
     Decrease in administrative fees payable....................................          (61,735)
     Increase in custodian fees payable.........................................           35,777
     Decrease in transfer agent fees payable....................................           (1,786)
     Increase in Trustees' fees and expenses payable............................              154
     Increase in deferred Indonesian capital gains tax..........................           11,563
     Increase in other liabilities payable......................................              583
                                                                                    -------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                     $  16,043,853
                                                                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income............      (10,446,122)
                                                                                    -------------
CASH USED IN FINANCING ACTIVITIES...............................................                       (10,446,122)
Effect of exchange rate changes on Euro Loan (b)................................                          (897,270)
                                                                                                     -------------
Increase in cash and foreign currency (c).......................................                         4,700,461
Cash and foreign currency at beginning of period................................                        10,092,119
                                                                                                     -------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                     $  14,792,580
                                                                                                     =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $     445,234
                                                                                                     =============

-----------------------------

(a) This amount is a component of net realized gain (loss) on foreign currency transactions as shown on the Statement of Operations.

(b) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(c) Includes net change in unrealized appreciation (depreciation) on foreign currency of $61,120.


Page 18                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED          YEAR           YEAR           YEAR           YEAR           YEAR
                                             6/30/2015        ENDED          ENDED          ENDED          ENDED          ENDED
                                            (UNAUDITED)    12/31/2014     12/31/2013     12/31/2012     12/31/2011     12/31/2010
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period.......  $   13.77      $   15.32      $   18.37      $   16.94      $   17.80      $   16.58
                                             ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............       0.43           1.03           1.07           1.18           1.22           1.28
Net realized and unrealized gain (loss)....      (0.67)         (1.22)         (2.56)          1.81          (0.52)          1.50
                                             ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations...........      (0.24)         (0.19)         (1.49)          2.99           0.70           2.78
                                             ---------      ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................      (0.60)         (0.71)         (1.08)         (1.32)         (1.55)         (1.56)
Net realized gain..........................         --          (0.13)         (0.13)            --             --             --
Return of capital..........................         --          (0.52)         (0.35)         (0.24)         (0.01)            --
                                             ---------      ---------      ---------      ---------      ---------      ---------
Total distributions........................      (0.60)         (1.36)         (1.56)         (1.56)         (1.56)         (1.56)
                                             ---------      ---------      ---------      ---------      ---------      ---------
Net asset value, end of period.............  $   12.93      $   13.77      $   15.32      $   18.37      $   16.94      $   17.80
                                             =========      =========      =========      =========      =========      =========
Market value, end of period................  $   10.92      $   12.04      $   14.05      $   17.85      $   15.76      $   17.36
                                             =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (a)..      (1.15)%        (0.84)%        (7.91)%        18.51%          4.37%         17.90%
                                             =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (a).....      (4.52)%        (5.46)%       (13.13)%        23.85%         (0.44)%        18.93%
                                             =========      =========      =========      =========      =========      =========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $ 225,069      $ 239,807      $ 266,682      $ 319,570      $ 294,520      $ 309,342
Ratio of total expenses to average net
   assets..................................       2.13% (b)      2.16%          2.10%          2.09%          2.02%          2.13%
Ratio of total expenses to average net
assets excluding interest expense..........       1.75% (b)      1.76%          1.72%          1.71%          1.63%          1.65%
Ratio of net investment income (loss) to
   average net assets......................       6.52% (b)      6.79%          6.41%          6.72%          6.94%          7.41%
Portfolio turnover rate....................         32%            61%            56%            56%            52%           101%
INDEBTEDNESS:
Total loan outstanding (in 000's)..........  $  96,507      $  97,405      $  98,966      $  98,441      $  98,198      $  88,595
Asset coverage per $1,000 of
   indebtedness (c)........................  $   3,332      $   3,462      $   3,695      $   4,246      $   3,999      $   4,492

-----------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value ("NAV") per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b)   Annualized.

(c) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

             1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

             2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

             3)   the type, size and cost of security;

             4) the financial statements of the issuer, or the financial condition of the country of issue;

             5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

             6) the information as to any transactions in or offers for the security;

             7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

             8)   the coupon payments;

             9) the quality, value and salability of collateral, if any, securing the security;

            10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

            11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

            12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

            13)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2015, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. In addition, Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifies exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At June 30, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                         Gross Amounts
                                                                                       not Offset in the
                                                                                          Statement of
                                                                 Net Amounts of      Assets and Liabilities
                                              Gross Amounts      Assets Presented   ------------------------
                        Gross amounts of      Offset in the      in the Statement                 Collateral
                           Recognized      Statement of Assets    of Assets and      Financial     Amounts
                             Assets          and Liabilities       Liabilities      Instruments    Received    Net Amount
--------------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*    $ 3,533,800             $  --            $ 3,533,800       $  (31,954)     $  --     $ 3,501,846

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)

                                                                                         Gross Amounts
                                                                                       not Offset in the
                                                                  Net Amounts of          Statement of
                                                                   Liabilities       Assets and Liabilities
                                              Gross Amounts         Presented       ------------------------
                        Gross Amounts of    Offset in the in      the Statement                   Collateral
                           Recognized      Statement of Assets    of Assets and      Financial     Amounts
                          Liabilities        and Liabilities       Liabilities      Instruments    Pledged     Net Amount
--------------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*   $   (777,997)            $  --           $   (777,997)      $   31,954      $  --     $  (746,043)


* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from:
Ordinary income.................................  $  12,497,422
Capital gain....................................      2,068,787
Return of capital...............................      9,111,667

As of December 31, 2014, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $          --
Undistributed capital gains.....................             --
                                                  -------------
Total undistributed earnings....................             --
Accumulated capital and other losses............       (933,366)
Net unrealized appreciation (depreciation)......    (28,800,343)
                                                  -------------
Total accumulated earnings (losses).............    (29,733,709)
Other...........................................        (44,825)
Paid-in capital.................................    269,585,933
                                                  -------------
Net assets......................................  $ 239,807,399
                                                  =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


G. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Other" expenses on the Statement of Operations.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2014, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2014, the Fund incurred and elected to defer capital losses of $933,366.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of June 30, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's Custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2015, were $99,824,424 and $102,924,468, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the type of derivative held by the Fund at June 30, 2015, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.


                                                ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                     ----------------------------------------  ----------------------------------------
DERIVATIVE                           STATEMENTS OF ASSETS AND                  STATEMENT OF ASSETS AND
INSTRUMENT           RISK EXPOSURE     LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION         VALUE
------------------  ---------------  ------------------------  --------------  -----------------------  ---------------
                                     Unrealized appreciation                   Unrealized depreciation
Forward foreign                      on forward foreign                        on forward foreign
currency contracts  Currency Risk    currency contracts         $ 3,533,800    currency contracts         $  777,997


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION                                    EQUITY RISK
--------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts $ 180,058 Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                            847,754

During the six months ended June 30, 2015, the amount of notional values of forward foreign currency contracts opened and closed were $370,643,314 and $388,222,384, respectively.

                                 6. BORROWINGS

The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $120,000,000. As of June 30, 2015, the Fund had three loans outstanding under the revolving credit facility totaling $96,507,481. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $60,000,000, $26,000,000 and $10,507,481 (the U.S. Dollar equivalent of a
(euro)9,425,000 loan). For the six months ended June 30, 2015, the average amount outstanding was $97,098,071. The high and low annual interest rates during the year ended June 30, 2015 were 0.93% and 0.75%, respectively, and the weighted average interest rate was 0.91%. The weighted average interest rate at June 30, 2015 was 0.91%. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.75%. The Fund pays a commitment fee of 0.15% on any day that the loan balances are less than 60% of the total commitment. These fees are included in "Interest and fees on outstanding loans" on the Statement of Operations. The revolving credit facility is scheduled to expire on December 29, 2015, but can be renewed annually.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On July 20, 2015, the Fund declared a distribution of $0.09 per share to Common Shareholders of record on August 5, 2015, payable August 17, 2015.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP and Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as a Class II Trustees for a three-year term expiring at the Fund's Annual Meeting of Shareholders in 2018. The number of votes cast for Mr. Erickson was 13,584,026, the number of votes against was 812,111 and the number of broker non-votes was 3,014,066. The number of votes cast for Mr. Kadlec was 13,591,973, the number of votes against was 804,164 and the number of broker non-votes was 3,014,066. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATION REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board considered the significant asset

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to another closed-end fund sub-advised by the Sub-Advisor and certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end fund sub-advised by the Sub-Advisor and a lower advisory fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other funds directly comparable to the Fund, but that the sub-advisory fee rate is the same as that received from the Advisor for the other closed-end fund for which it serves as sub-advisor, and is generally lower than or equal to the fees the Sub-Advisor charges to the other North American closed-end fixed-income funds and a separate account with a global bond mandate that it manages. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) none of the peer funds employ an advisor/sub-advisor management structure; (iv) some of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (v) peer funds may have fewer investments in foreign assets as compared to the Fund, which typically have higher custody costs. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's advisory fee, based on average net assets, was above the median of the MPI Peer Group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance for periods ended December 31, 2014 to the performance of the MPI Peer Group and to a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered data from MPI on the Fund's annual distribution rate as of December 31, 2014 as compared to the MPI Peer Group and the Fund's leverage costs versus the leverage costs of applicable funds in the MPI Peer Group. The Board considered information provided by the Advisor on the impact of leverage on the Fund's returns as well. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount over the same period of a peer group selected by the Advisor, as well as data on the average premium/discount for 2014 for the funds in the MPI Peer Group, and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate was negotiated at

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ADDITIONAL INFORMATION (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability of the Sub-Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, and noted that while the Sub-Advisor may enter into soft-dollar arrangements, the Fund invests mainly in fixed-income securities, and there were no credits generated by the Fund from any commission sharing arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

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ADDITIONAL INFORMATION (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2015 (UNAUDITED)


INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities.

EUROPE RISK: The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers

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ADDITIONAL INFORMATION (CONTINUED)
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 JUNE 30, 2015
                                  (UNAUDITED)


located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   First Trust/Aberdeen Global Opportunity Income Fund
              -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 14, 2015
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 14, 2015
     -------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 14, 2015
     -------------------

* Print the name and title of each signing officer under his or her signature.